Exhibit 20:
                         Monthly Servicer's Certificate

                             MONTHLY TRUST ACTIVITY

A. Trust Level Activity
         Number of Days in Collection Period                                                                           36
         Beginning Principal Receivables Balance                                                         1,754,323,058.25
         Beginning Special Funding Account Balance                                                                   0.00
         Beginning Total Principal Balance                                                               1,754,323,058.25
         Special Funding Account Earnings                                                                            0.00
         Finance Charge Collections                                                                         28,640,276.30
         Interchange Collections                                                                             2,362,732.41
         Collection Account Investment Proceeds                                                                 68,811.87
         Recoveries treated as Finance Charge Collections                                                            0.00
         Total Finance Charge Receivables Collections                                                       31,071,820.58
         Principal Receivables Collections                                                                 201,019,440.55
         Total Servicing Fee                                                                                 3,411,182.94
         Recoveries treated as Principal Collections                                                           995,497.99
         Total Principal Receivables Collections                                                           202,014,938.54
         Monthly Payment Rate                                                                                       13.29%
         Defaulted Amount (Net of Recoveries)                                                               11,845,320.56
         Annualized Default Rate                                                                                     8.10%
         Trust Portfolio Yield                                                                                      21.25%
         New Principal Receivables                                                                         196,391,078.31
         Aggregate Account Addition or Removal (Y/N)?                                                                   N
         Date of Addition/Removal                                                                                     n/a
         Principal Receivables the day before Addition/Removal                                                        n/a
         Percentage of the Collection Period which is before the Addition/Removal Date                                n/a
         Ending Principal Receivables Balance                                                            1,736,853,877.46
         Ending Special Funding Account (SFA) Balance                                                                0.00
         Ending Principal Receivables + SFA Balance                                                      1,736,853,877.46
         Required Minimum Principal Balance                                                              1,500,000,000.00


B. Series Allocations

                                                               Total                  1998-2                  1998-3
         Group                                                                     1                      1
         Class A Invested Amount                                                    528,000,000.00         528,000,000.00
         Class B Invested Amount                                                    113,000,000.00         113,000,000.00
         Collateral Invested Amount                                                  67,000,000.00          67,000,000.00
         Class D Invested Amount                                                     42,000,000.00          42,000,000.00
         Total Invested Amount                            1,500,000,000.00          750,000,000.00         750,000,000.00
         Required Transferor Amount                         105,000,000.00           52,500,000.00          52,500,000.00
         Invested Amount + Req Transf Amount              1,605,000,000.00          802,500,000.00         802,500,000.00
         Series Allocation Percentage                               100.00%                  50.00%                 50.00%
         Series Allocable Finance Charge Collections                                 15,535,910.29          15,535,910.29
         Series Allocable Principal Collections                                     101,007,469.27         101,007,469.27
         Series Allocable Defaulted Amounts                                           5,922,660.28           5,922,660.28
         Series Allocable Servicing Fee                                               1,705,591.47           1,705,591.47
         In Revolving Period?                                                                    Y                      Y
         Available for Shared Principal Collections                                           0.00                   0.00

                             MONTHLY TRUST ACTIVITY

B. Series Allocations

         Amounts Due                                                                     1998-2                  1998-3
                          Principal Allocation Percentage                                    85.50%                 85.50%
                          Floating Allocation Percentage                                     85.50%                 85.50%
                          Class A Certificate Rate                                            5.756%                 5.786%
                          Class B Certificate Rate                                            5.966%                 6.016%
                          CIA Certificate Rate                                                6.531%                 6.631%
                          Class D Certificate Rate                                            0.000%                 0.000%
                          Class A Interest                                            4,390,100.00           4,412,980.00
                          Class B Interest                                              973,824.58             981,985.69
                          Collateral Monthly Interest                                   632,079.86             641,757.64
                          Class D Interest                                                    0.00                   0.00
                          Investor Monthly Interest                                   5,996,004.44           6,036,723.33
                          Investor Default Amount (Net of Recoveries)                 5,064,056.12           5,064,056.12
                          Interchange Collections                                     1,010,104.33           1,010,104.33
                          Servicer Interchange                                          468,750.00             468,750.00
                          Monthly Servicing Fee (Before Adjustments)                  1,458,333.00           1,458,333.00
                              Interchange Adjustment                                          0.00                   0.00
                              SFA Adjustment                                                  0.00                   0.00
                          Monthly Servicing Fee (After Adjustments)                   1,458,333.00           1,458,333.00


C. Group 1 Allocations

                                                                Total                  1998-2                  1998-3
         Adjusted Invested Amount for Series              1,500,000,000.00          750,000,000.00         750,000,000.00
         Principal Collections                              172,728,965.96           86,364,482.98          86,364,482.98
         Finance Charge Collections                          26,567,359.22           13,283,679.61          13,283,679.61
         Investor Monthly Interest                           12,032,727.78            5,996,004.44           6,036,723.33
         Investor Default Amount                             10,128,112.24            5,064,056.12           5,064,056.12
         Monthly Servicing Fee                                2,916,666.00            1,458,333.00           1,458,333.00
         Total Amount Due                                    25,077,506.02           12,518,393.56          12,559,112.45
         Excess Before Reallocation                           1,489,853.20              765,286.04             724,567.16
         Reallocation of Finance Charge Collections                                     -20,359.44              20,359.44
         Reallocated Finance Charge Collections              26,567,359.22           13,263,320.16          13,304,039.05

D. Trust Performance
         30-59 Days Delinquent                                                       30,882,878.61
         60-89 Days Delinquent                                                       19,345,428.03
         90+ Days Delinquent                                                         44,433,708.90
         Total 30+ Days Delinquent                                                   94,662,015.54

                                 SERIES 1998-2

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                             26-Jun-98
Current Payment Date                          17-Aug-98
Actual / 360 Days                                52                52                  52                   52
30 / 360 Days                                    51                51                  51                   51
Fixed / Floating                              Floating          Floating            Floating             Floating

                                                                             Collateral Invested
                                              Class A           Class B            Amount           Class D            Total
Certificate Rate                                    5.756%           5.966%             6.531%           0.000%
Initial Balance                            528,000,000.00   113,000,000.00      67,000,000.00    42,000,000.00    750,000,000.00
Required Transferor Amount                                                                                         52,500,000.00
Total Initial Amount                                                                                              802,500,000.00

Beginning Outstanding Amount               528,000,000.00   113,000,000.00      67,000,000.00    42,000,000.00    750,000,000.00
Ending Outstanding Amount                  528,000,000.00   113,000,000.00      67,000,000.00    42,000,000.00    750,000,000.00

Beginning Invested Amount                  528,000,000.00   113,000,000.00      67,000,000.00    42,000,000.00    750,000,000.00
Ending Invested Amount                     528,000,000.00   113,000,000.00      67,000,000.00    42,000,000.00    750,000,000.00

Beginning Adjusted Invested Amount         528,000,000.00   113,000,000.00      67,000,000.00    42,000,000.00    750,000,000.00
Ending Adjusted Invested Amount            528,000,000.00   113,000,000.00      67,000,000.00    42,000,000.00    750,000,000.00

Principal Allocation Percentage                     70.40%           15.07%              8.93%            5.60%           100.00%
Floating Allocation Percentage                      70.40%           15.07%              8.93%            5.60%           100.00%
Principal Collections                       60,800,596.02    13,012,248.77       7,715,227.15     4,836,411.05     86,364,482.98
Realloc Finance Charge Collections           9,337,377.40     1,998,340.24       1,184,856.60       742,745.93     13,263,320.16
YSA Draw                                                                                                            1,250,000.00
YSA Investment Proceeds                                                                                                63,626.36
Realloc Finance Charge plus YSA Draw        10,262,170.35     2,196,259.94       1,302,207.22       816,309.01     14,576,946.52
Monthly Interest                             4,390,100.00       973,824.58         632,079.86             0.00      5,996,004.44
Investor Default Amount (Net)                3,565,095.51       762,984.46         452,389.01       283,587.14      5,064,056.12
Monthly Servicing Fee                        1,026,666.43       219,722.17         130,277.75        81,666.65      1,458,333.00
Total Due                                    8,981,861.94     1,956,531.21       1,214,746.62       365,253.79     12,518,393.56

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                         14,576,946.52
Series Adjusted Portfolio Yield                                                                                            15.22%
Base Rate                                                                                                                   7.53%

                                 SERIES 1998-2

Series Parameters
                         Revolving Period (Y/N)                                            Y
                         Accumulation Period (Y/N)                                         N
                         Early Amortization (Y/N)                                          N
                         Controlled Accumulation Period                                  12.00
                         Holdings is Servicer                                              Y
                         Paydown Excess CIA (Y/N)                                          Y
                         Paydown Excess Class D (Y/N)                                      Y
                         Controlled Accumulation Amount                                   53,416,666.67
                         Controlled Deposit Amount                                        53,416,666.67
                         Ending Controlled Deposit Amount Shortfalll                               0.00

Funding Accounts
                         Beginning Principal Funding Account Balance                               0.00
                         Principal Funding Account Deposit                                         0.00
                         Ending Principal Funding Account Balance                                  0.00
                         Principal Funding Investment Proceeds                                     0.00

                         Yield Supplement Account Beginning Balance                       11,250,000.00
                         Yield Supplement Account Release                                  1,250,000.00
                         Yield Supplement Account Ending Balance                          10,000,000.00

                         Reserve Account Beginning Balance                                         0.00
                         Required Reserve Account Amount                                           0.00
                         Funds Deposited into Reserve Account                                      0.00
                         Ending Reserve Account Balance                                            0.00

C. Certificate Balances and Distributions

                                                    Class A           Class B            CIA             Class D         Total
                         Beginning Balance      528,000,000.00   113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00
                    Interest Distributions        4,390,100.00       973,824.58        632,079.86            0.00     5,996,004.44
                              PFA Deposits                0.00             0.00              0.00            0.00             0.00
                   Principal Distributions                0.00             0.00              0.00            0.00             0.00
                       Total Distributions        4,390,100.00       973,824.58        632,079.86            0.00     5,996,004.44
                Ending Certificate Balance      528,000,000.00   113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00
                               Pool Factor              100.00%          100.00%           100.00%         100.00%
             Total Distribution Per $1,000              8.3146           8.6179            9.4340          0.0000
          Interest Distribution Per $1,000              8.3146           8.6179            9.4340          0.0000
         Principal Distribution Per $1,000              0.0000           0.0000            0.0000          0.0000

                                 SERIES 19989-2


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

                       1 Total amount of the distribution:                                                  4,390,100.00
                       2 Amount of the distribution in respect of Class A Monthly Interest:                 4,390,100.00
                       3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:             0.00
                       4 Amount of the distribution in respect of Class A Additional Interest:                      0.00
                       5 Amount of the distribution in respect of Class A Principal:                                0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                       1 Total amount of Class A Investor Charge-Offs:                                              0.00
                       2 Amount of Class A Investor Charge-Offs                                                     0.00
                         per $1,000 original certificate principal amount:
                       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                        0.00
                       4 Amount reimbursed in respect of Class A Investor Charge-Offs                               0.00
                         per $1,000 original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal                                     0.00
                         balance of the Class A Certificate exceeds the Class A Invested
                         Amount after giving effect to all transactions on such Distribution Date:


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                       1 The total amount of the distribution:                                                973,824.58
                       2 Amount of the distribution in respect of Class B monthly interest:                   973,824.58
                       3 Amount of the distribution in respect of Class B outstanding monthly interest:             0.00
                       4 Amount of the distribution in respect of Class B additional interest:                      0.00
                       5 Amount of the distribution in respect of Class B principal:                                0.00


G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                       1 The amount of reductions in Class B Invested Amount                                        0.00
                       2 The amount of reductions in the Class B Invested Amount set forth in                       0.00
                         paragraph 1 above, per $1,000 original certificate principal amount:
                       3 The total amount reimbursed in respect of such reductions                                  0.00
                         in the Class B Invested Amount:
                       4 The total amount set forth in paragraph 3 above, per $1,000                                0.00
                         original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal balance                             0.00
                         of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                                 SERIES 1998-2


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                       1 Total amount distributed to the Collateral Interest Holder:                          632,079.86
                       2 Amount distributed in respect of Collateral Monthly Interest:                        632,079.86
                       3 Amount distributed in respect of Collateral Additional Interest:                           0.00
                       4 The amount distributed to the Collateral Interest Holder in respect                        0.00
                         of principal on the Collateral Invested Amount:


I. Amount of reductions in Collateral Invested Amount.

                       1 The amount of reductions in the Collateral Invested Amount.                                0.00
                       2 The total amount reimbursed in respect of such reductions in the                           0.00
                         Collateral Invested Amount


J. Application of Reallocated Investor Finance Charge Collections.

                                                                    Available               Due             Paid           Shortfall
                       1 Allocated Class A Available Funds        10,262,170.35
                         a Reserve Account Release                         0.00
                         b PFA Investment Earnings                         0.00
                         c Class A Available Funds                10,262,170.35

                       2 Class A Available Funds                  10,262,170.35
                         a Class A Monthly Interest                                    4,390,100.00     4,390,100.00           0.00
                         b Class A Servicing Fee                                       1,026,666.43     1,026,666.43           0.00
                         c Class A Investor Default Amount                             3,565,095.51     3,565,095.51           0.00
                         d Class A Excess                          1,280,308.41

                       2 Class B Available Funds                   2,196,259.94
                         a Class B Monthly Interest                                      973,824.58       973,824.58           0.00
                         b Class B Servicing Fee                                         219,722.17       219,722.17           0.00
                         c Class B Excess                          1,002,713.19

                       3 Collateral Available Funds                1,302,207.22
                         a Collateral Servicing Fee                                      130,277.75       130,277.75           0.00
                         b Collateral Excess                       1,171,929.47

                       4 Class D Available Funds
                         a Class D Available Funds                   816,309.01
                         b Class D Servicing Fee                                          81,666.65        81,666.65           0.00
                         c Class D Excess                            734,642.36

                       5 Total Excess Spread                       4,189,593.43

                                 SERIES 1998-2


K. Application of Excess Spread and Excess Finance Charge Collections

                                                                    Available               Due            Paid           Shortfall
                       1 Available Excess Spread                   4,189,593.43
                       2 Excess Fin Charge Coll                            0.00
                              from Other Series
                       3 Available Funds                           4,189,593.43
                       2 Class A Required Amount Shortfalls                                  0.00             0.00            0.00
                       3 Class B Defaults                                              762,984.46       762,984.46            0.00
                       4 Monthly Servicing Fee                                               0.00             0.00            0.00
                       5 Collateral Monthly Interest                                   632,079.86       632,079.86            0.00
                       6 Collateral Default Amount                                     452,389.01       452,389.01            0.00
                       7 Reserve Account Deposit                                             0.00             0.00            0.00
                       9 Class D Monthly Interest                                            0.00             0.00            0.00
                      10 Class D Default Amount                                        283,587.14       283,587.14            0.00
                       8 Other CIA Amounts Owed                                              0.00             0.00            0.00
                      11 Excess Fin Coll for Other Series                                    0.00             0.00            0.00
                      12 Excess Spread                             2,058,552.96
                      13 Writedowns
                                        a Class A                          0.00
                                        b Class B                          0.00
                                        c CIA                              0.00
                                        d Class D                          0.00


L. Reallocated Principal Collections

                       3 Total Principal Collections Allocable                            86,364,482.98
                       4 Principal Required to Fund the Required Amount                            0.00
                       5 Shared Principal Collections from other Series                            0.00
                       6 Other Amounts Treated as Principal Collections                    5,064,056.12
                       7 Available Principal Collections                                  91,428,539.10


M. Application of Principal Collections during Revolving Period

                       1 Collateral Invested Amount                                       67,000,000.00
                       2 Required Collateral Invested Amount                              67,000,000.00
                       3 Amount used to pay Excess CIA                                             0.00
                       4 Available Principal Collections                                  91,428,539.10

                       5 Class D                                                          42,000,000.00
                       6 Required Class D                                                 42,000,000.00
                       7 Amount used to pay Excess Class D                                         0.00
                       8 Available Principal Collections                                  91,428,539.10

                                 SERIES 1998-2


N. Application of Principal Collections during the Accumulation Period

                       1 Available Principal Collections                                                   91,428,539.10
                                        a Controlled Deposit Amount                                                 0.00
                                        b Minimum of Avail Prin Coll and CDA                                        0.00
                                        c Controlled Deposit Amount Shortfall                                       0.00
                                        d Amount Deposited in PFA for Class A                                       0.00
                                        e Draw from PFA to pay Class A Principal                                    0.00
                                        f Class A Adjusted Invested Amount                                528,000,000.00

                       2 Remaining Principal Collections Available                                                  0.00
                                        a Remaining PFA Balance                                                     0.00
                                        b Beginning Class B Outstanding Amount                            113,000,000.00
                                        c Beginning Class B Adjusted Invested Amount                      113,000,000.00
                                        d Amount Deposited in PFA for Class B                                       0.00
                                        e Draw from PFA to pay Class B Principal                                    0.00
                                        f Class B Adjusted Invested Amount                                113,000,000.00

                       2 Remaining Principal Collections Available                                                  0.00
                                        a Remaining CIA Amount                                             67,000,000.00
                                        b Principal Paid to CIA                                                     0.00
                                        c CIA at the end of the Period                                     67,000,000.00

                       3 Remaining Principal Collections Available                                                  0.00
                                        a Remaining Class D Amount                                         42,000,000.00
                                        b Principal Paid to Class D                                                 0.00
                                        c Class D at the end of the Period                                 42,000,000.00

                         Class A Principal Paid to Investors                                                        0.00
                         Ending Class A Outstanding Amount                                                528,000,000.00
                         Ending Class B Outstanding Amount                                                113,000,000.00

                       4 Shared Principal Collections                                                               0.00

                                 SERIES 1998-2



N. Application of Principal Collections during Early Amortization Period

                       1 Principal Collections Available                                                            0.00
                                        a Remaining Class A Adjusted Invested Amount                      528,000,000.00
                                        b Principal Paid to Class A                                                 0.00
                                        c End of Period Class A Adjusted Invested Amount                  528,000,000.00

                       2 Remaining Principal Collections Available                                                  0.00
                                        a Remaining Class B Adjusted Invested Amount                      113,000,000.00
                                        b Principal Paid to Class B                                                 0.00
                                        c End of Period Class B Adjusted Invested Amount                  113,000,000.00

                       3 Remaining Principal Collections Available                                                  0.00
                                        a Remaining Collateral Invested Amount                             67,000,000.00
                                        b Principal Paid to CIA                                                     0.00
                                        c Collateral Invested Amount at the end of the Period              67,000,000.00

                       4 Remaining Principal Collections Available                                                  0.00
                                        a Remaining Class D Amount                                         42,000,000.00
                                        b Principal Paid to Class D                                                 0.00
                                        c Class D at the end of the Period                                 42,000,000.00


O. Yield and Base Rate

                       1 Base Rate
                                        a Current Monthly Period                               7.53%
                                        b Prior Monthly Period                                   n/a
                                        c Second Prior Monthly Period                            n/a

                         Three Month Average Base Rate                                                              7.53%

                       2 Series Adjusted Portfolio Yield
                                        a Current Monthly Period                              15.22%
                                        b Prior Monthly Period                                   n/a
                                        c Second Prior Monthly Period                            n/a

                         Three Month Average Series Adjusted Portfolio Yield                                       15.22%

                       3 Excess Spread
                                        a Current Monthly Period                               7.69%
                                        b Prior Monthly Period                                   n/a
                                        c Second Prior Monthly Period                            n/a

                         Three Month Average Excess Spread                                                          7.69%

                                 SERIES 1998-3


A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                       26-Jun-98
Current Payment Date                    17-Aug-98
Actual / 360 Days                          52                52                   52                    52
30 / 360 Days                              51                51                   51                    51
Fixed / Floating                        Floating          Floating             Floating              Floating

                                                                          Collateral Invested                            Total
                                         Class A           Class B              Amount                Class D
Certificate Rate                                  5.786%           6.016%              6.631%            0.000%
Initial Balance                           528,000,000.00   113,000,000.00       67,000,000.00     42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                         52,500,000.00
Total Initial Amount                                                                                              802,500,000.00

Beginning Outstanding Amount              528,000,000.00   113,000,000.00       67,000,000.00     42,000,000.00   750,000,000.00
Ending Outstanding Amount                 528,000,000.00   113,000,000.00       67,000,000.00     42,000,000.00   750,000,000.00

Beginning Invested Amount                 528,000,000.00   113,000,000.00       67,000,000.00     42,000,000.00   750,000,000.00
Ending Invested Amount                    528,000,000.00   113,000,000.00       67,000,000.00     42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount        528,000,000.00   113,000,000.00       67,000,000.00     42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount           528,000,000.00   113,000,000.00       67,000,000.00     42,000,000.00   750,000,000.00

Principal Allocation Percentage                    70.40%           15.07%               8.93%             5.60%          100.00%
Floating Allocation Percentage                     70.40%           15.07%               8.93%             5.60%          100.00%
Principal Collections                      60,800,596.02    13,012,248.77        7,715,227.15      4,836,411.05    86,364,482.98
Realloc Finance Charge Collections          9,366,043.49     2,004,475.22        1,188,494.16        745,026.19    13,304,039.05
YSA Draw                                                                                                            1,250,000.00
YSA Investment Proceeds                                                                                                63,626.36
Realloc Finance Charge plus YSA Draw       10,290,836.45     2,202,394.92        1,305,844.78        818,589.26    14,617,665.41
Monthly Interest                            4,412,980.00       981,985.69          641,757.64              0.00     6,036,723.33
Investor Default Amount (Net)               3,565,095.51       762,984.46          452,389.01        283,587.14     5,064,056.12
Monthly Servicing Fee                       1,026,666.43       219,722.17          130,277.75         81,666.65     1,458,333.00
Total Due                                   9,004,741.94     1,964,692.32        1,224,424.40        365,253.79    12,559,112.45

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                         14,617,665.41
Series Adjusted Portfolio Yield                                                                                            15.29%
Base Rate                                                                                                                   7.57%

                                 SERIES 1998-3

Series Parameters
                         Revolving Period (Y/N)                                              Y
                         Accumulation Period (Y/N)                                           N
                         Early Amortization (Y/N)                                            N
                         Controlled Accumulation Period                                    12.00
                         Holdings is Servicer                                                Y
                         Paydown Excess CIA (Y/N)                                            Y
                         Paydown Excess Class D (Y/N)                                        Y
                         Controlled Accumulation Amount                                     53,416,666.67
                         Controlled Deposit Amount                                          53,416,666.67
                         Ending Controlled Deposit Amount Shortfalll                                 0.00

Funding Accounts
                         Beginning Principal Funding Account Balance                                 0.00
                         Principal Funding Account Deposit                                           0.00
                         Ending Principal Funding Account Balance                                    0.00
                         Principal Funding Investment Proceeds                                       0.00

                         Yield Supplement Account Beginning Balance                         11,250,000.00
                         Yield Supplement Account Release                                    1,250,000.00
                         Yield Supplement Account Ending Balance                            10,000,000.00

                         Reserve Account Beginning Balance                                           0.00
                         Required Reserve Account Amount                                             0.00
                         Funds Deposited into Reserve Account                                        0.00
                         Ending Reserve Account Balance                                              0.00


C. Certificate Balances and Distributions

                                                   Class A           Class B              CIA             Class D          Total
                         Beginning Balance      528,000,000.00   113,000,000.00     67,000,000.00    42,000,000.00   750,000,000.00
                    Interest Distributions        4,412,980.00       981,985.69        641,757.64             0.00     6,036,723.33
                              PFA Deposits                0.00             0.00              0.00             0.00             0.00
                   Principal Distributions                0.00             0.00              0.00             0.00             0.00
                       Total Distributions        4,412,980.00       981,985.69        641,757.64             0.00     6,036,723.33
                Ending Certificate Balance      528,000,000.00   113,000,000.00     67,000,000.00    42,000,000.00   750,000,000.00
                               Pool Factor              100.00%          100.00%           100.00%          100.00%
             Total Distribution Per $1,000              8.3579           8.6901            9.5785           0.0000
          Interest Distribution Per $1,000              8.3579           8.6901            9.5785           0.0000
          Principal Distribution Per $1,000             0.0000           0.0000            0.0000           0.0000

                                 SERIES 1998-3


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

                       1 Total amount of the distribution:                                                     4,412,980.00
                       2 Amount of the distribution in respect of Class A Monthly Interest:                    4,412,980.00
                       3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                0.00
                       4 Amount of the distribution in respect of Class A Additional Interest:                         0.00
                       5 Amount of the distribution in respect of Class A Principal:                                   0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                       1 Total amount of Class A Investor Charge-Offs:                                                 0.00
                       2 Amount of Class A Investor Charge-Offs                                                        0.00
                         per $1,000 original certificate principal amount:
                       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                           0.00
                       4 Amount reimbursed in respect of Class A Investor Charge-Offs                                  0.00
                         per $1,000 original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal                                        0.00
                         balance of the Class A Certificate exceeds the Class A Invested
                         Amount after giving effect to all transactions on such Distribution Date:


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                       1 The total amount of the distribution:                                                   981,985.69
                       2 Amount of the distribution in respect of Class B monthly interest:                      981,985.69
                       3 Amount of the distribution in respect of Class B outstanding monthly interest:                0.00
                       4 Amount of the distribution in respect of Class B additional interest:                         0.00
                       5 Amount of the distribution in respect of Class B principal:                                   0.00


G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                       1 The amount of reductions in Class B Invested Amount                                           0.00
                       2 The amount of reductions in the Class B Invested Amount set forth in                          0.00
                         paragraph 1 above, per $1,000 original certificate principal amount:
                       3 The total amount reimbursed in respect of such reductions                                     0.00
                         in the Class B Invested Amount:
                       4 The total amount set forth in paragraph 3 above, per $1,000                                   0.00
                         original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal balance                                0.00
                         of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                                SERIES 1998-3


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                       1 Total amount distributed to the Collateral Interest Holder:                             641,757.64
                       2 Amount distributed in respect of Collateral Monthly Interest:                           641,757.64
                       3 Amount distributed in respect of Collateral Additional Interest:                              0.00
                       4 The amount distributed to the Collateral Interest Holder in respect                           0.00
                         of principal on the Collateral Invested Amount:


I. Amount of reductions in Collateral Invested Amount.

                       1 The amount of reductions in the Collateral Invested Amount.                                   0.00
                       2 The total amount reimbursed in respect of such reductions in the                              0.00
                         Collateral Invested Amount


J. Application of Reallocated Investor Finance Charge Collections.


                                                               Available                Due                  Paid         Shortfall
                       1 Allocated Class A Available Funds        10,290,836.45
                         a Reserve Account Release                         0.00
                         b PFA Investment Earnings                         0.00
                         c Class A Available Funds                10,290,836.45

                       2 Class A Available Funds                  10,290,836.45
                         a Class A Monthly Interest                                     4,412,980.00      4,412,980.00       0.00
                         b Class A Servicing Fee                                        1,026,666.43      1,026,666.43       0.00
                         c Class A Investor Default Amount                              3,565,095.51      3,565,095.51       0.00
                         d Class A Excess                          1,286,094.51

                       2 Class B Available Funds                   2,202,394.92
                         a Class B Monthly Interest                                       981,985.69        981,985.69       0.00
                         b Class B Servicing Fee                                          219,722.17        219,722.17       0.00
                         c Class B Excess                          1,000,687.06

                       3 Collateral Available Funds                1,305,844.78
                         a Collateral Servicing Fee                                       130,277.75        130,277.75       0.00
                         b Collateral Excess                       1,175,567.03

                       4 Class D Available Funds
                         a Class D Available Funds                   818,589.26
                         b Class D Servicing Fee                                           81,666.65         81,666.65       0.00
                         c Class D Excess                            736,922.62

                       5 Total Excess Spread                       4,199,271.21

                                 SERIES 1998-3

K. Application of Excess Spread and Excess Finance Charge Collections

                                                                    Available                Due              Paid         Shortfall
                       1 Available Excess Spread                   4,199,271.21
                       2 Excess Fin Charge Coll                            0.00
                              from Other Series
                       3 Available Funds                           4,199,271.21
                       2 Class A Required Amount Shortfalls                                   0.00              0.00         0.00
                       3 Class B Defaults                                               762,984.46        762,984.46         0.00
                       4 Monthly Servicing Fee                                                0.00              0.00         0.00
                       5 Collateral Monthly Interest                                    641,757.64        641,757.64         0.00
                       6 Collateral Default Amount                                      452,389.01        452,389.01         0.00
                       7 Reserve Account Deposit                                              0.00              0.00         0.00
                       9 Class D Monthly Interest                                             0.00              0.00         0.00
                      10 Class D Default Amount                                         283,587.14        283,587.14         0.00
                       8 Other CIA Amounts Owed                                               0.00              0.00         0.00
                      11 Excess Fin Coll for Other Series                                     0.00              0.00         0.00
                      12 Excess Spread                             2,058,552.96
                      13 Writedowns
                                        a Class A                          0.00
                                        b Class B                          0.00
                                        c CIA                              0.00
                                        d Class D                          0.00


L. Reallocated Principal Collections

                       3 Total Principal Collections Allocable                              86,364,482.98
                       4 Principal Required to Fund the Required Amount                              0.00
                       5 Shared Principal Collections from other Series                              0.00
                       6 Other Amounts Treated as Principal Collections                      5,064,056.12
                       7 Available Principal Collections                                    91,428,539.10


M. Application of Principal Collections during Revolving Period

                       1 Collateral Invested Amount                                         67,000,000.00
                       2 Required Collateral Invested Amount                                67,000,000.00
                       3 Amount used to pay Excess CIA                                               0.00
                       4 Available Principal Collections                                    91,428,539.10

                       5 Class D                                                            42,000,000.00
                       6 Required Class D                                                   42,000,000.00
                       7 Amount used to pay Excess Class D                                           0.00
                       8 Available Principal Collections                                    91,428,539.10

                                 SERIES 1998-3


N. Application of Principal Collections during the Accumulation Period

                       1 Available Principal Collections                                                      91,428,539.10
                                        a Controlled Deposit Amount                                                    0.00
                                        b Minimum of Avail Prin Coll and CDA                                           0.00
                                        c Controlled Deposit Amount Shortfall                                          0.00
                                        d Amount Deposited in PFA for Class A                                          0.00
                                        e Draw from PFA to pay Class A Principal                                       0.00
                                        f Class A Adjusted Invested Amount                                   528,000,000.00

                       2 Remaining Principal Collections Available                                                     0.00
                                        a Remaining PFA Balance                                                        0.00
                                        b Beginning Class B Outstanding Amount                               113,000,000.00
                                        c Beginning Class B Adjusted Invested Amount                         113,000,000.00
                                        d Amount Deposited in PFA for Class B                                          0.00
                                        e Draw from PFA to pay Class B Principal                                       0.00
                                        f Class B Adjusted Invested Amount                                   113,000,000.00

                       2 Remaining Principal Collections Available                                                     0.00
                                        a Remaining CIA Amount                                                67,000,000.00
                                        b Principal Paid to CIA                                                        0.00
                                        c CIA at the end of the Period                                        67,000,000.00

                       3 Remaining Principal Collections Available                                                     0.00
                                        a Remaining Class D Amount                                            42,000,000.00
                                        b Principal Paid to Class D                                                    0.00
                                        c Class D at the end of the Period                                    42,000,000.00

                         Class A Principal Paid to Investors                                                           0.00
                         Ending Class A Outstanding Amount                                                   528,000,000.00
                         Ending Class B Outstanding Amount                                                   113,000,000.00

                       4 Shared Principal Collections                                                                  0.00

                                 SERIES 1998-3


N. Application of Principal Collections during Early Amortization Period

                       1 Principal Collections Available                                                               0.00
                                        a Remaining Class A Adjusted Invested Amount                         528,000,000.00
                                        b Principal Paid to Class A                                                    0.00
                                        c End of Period Class A Adjusted Invested Amount                     528,000,000.00

                       2 Remaining Principal Collections Available                                                     0.00
                                        a Remaining Class B Adjusted Invested Amount                         113,000,000.00
                                        b Principal Paid to Class B                                                    0.00
                                        c End of Period Class B Adjusted Invested Amount                     113,000,000.00

                       3 Remaining Principal Collections Available                                                     0.00
                                        a Remaining Collateral Invested Amount                                67,000,000.00
                                        b Principal Paid to CIA                                                        0.00
                                        c Collateral Invested Amount at the end of the Period                 67,000,000.00

                       4 Remaining Principal Collections Available                                                     0.00
                                        a Remaining Class D Amount                                            42,000,000.00
                                        b Principal Paid to Class D                                                    0.00
                                        c Class D at the end of the Period                                    42,000,000.00


O. Yield and Base Rate

                       1 Base Rate
                                        a Current Monthly Period                                     7.57%
                                        b Prior Monthly Period                                         n/a
                                        c Second Prior Monthly Period                                  n/a

                         Three Month Average Base Rate                                                                 7.57%

                       2 Series Adjusted Portfolio Yield
                                        a Current Monthly Period                                    15.29%
                                        b Prior Monthly Period                                         n/a
                                        c Second Prior Monthly Period                                  n/a

                         Three Month Average Series Adjusted Portfolio Yield                                          15.29%

                       3 Excess Spread
                                        a Current Monthly Period                                     7.71%
                                        b Prior Monthly Period                                         n/a
                                        c Second Prior Monthly Period                                  n/a

                         Three Month Average Excess Spread                                                             7.71%